UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 22, 2013

NOVAVAX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9920 Belward Campus Drive

Rockville, Maryland 20850

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (240) 268-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On August 22, 2013, Novavax, Inc. (the “Company”) announced its acceptance of all shares of Sweden-based Isconova AB (“Isconova”) tendered during the extended acceptance period for its public tender offer to acquire all outstanding shares and warrants of Isconova.

A copy of the Company’s press release announcing its acceptance of shares tendered during the extended acceptance period is filed herewith as Exhibit 99.1.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Novavax, Inc. dated August 22, 2013.
2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

John A. Herrmann III, J.D.
Name:	John A. Herrmann III, J.D.
Title:	Vice President, General Counsel & Corporate Secretary

Date: August 22, 2013

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Novavax, Inc. dated August 22, 2013.

4